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                       CONTRIBUTION AGREEMENT



                               BETWEEN



                    HARRIS TRUST AND SAVINGS BANK

                                 AND

                    PARTNERS FIRST HOLDINGS, LLC



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                       CONTRIBUTION AGREEMENT

      This is a Contribution Agreement, dated as of January 29, 1998 (as in effect from time to time, this "Agreement"), among (a) Harris
Trust and Savings Bank, an Illinois banking corporation (the "Seller") and (b) Partners First Holdings, LLC, a Delaware limited liability company (the "Company").

      WHEREAS, pursuant to a certain Master Agreement for the Formation of a Limited Liability Company, dated as of September 2, 1997, among BankBoston Corporation, Bankmont Financial Corp., Harris Trust and Savings Bank and First Annapolis Consulting, Inc. (as amended and in effect from time to time, the "Master Agreement"), it is contemplated that the Seller will contribute to the Company the intangible assets associated with the Credit Card Business (as hereinafter defined) of the Seller, subject to certain terms and conditions set forth more fully therein; and

      WHEREAS, the Seller wishes to contribute such assets to the Company, and the Company wishes to acquire such assets from the Seller and assume certain related liabilities, in consideration for $28,299,320 in stated value of Series A Units and a fifteen and two/one hundredths percent (15.02%) share of all Common Units (collectively, the "Membership Interests").

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, intending to be legally bound, as follows:

                              ARTICLE 1

                             DEFINITIONS

      Section 1.1 Certain Defined Terms. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Operating Agreement. Additionally, the following capitalized terms shall have the following meanings:

      "Accounts" has the meaning set forth in Section 2.1(a).

      "Agreement" has the meaning set forth in the preamble.

      "Assignment and Assumption" means the Assignment and Assumption Agreement, dated as of the date hereof, by and between the Seller and the Company.

      "Assistance Agreement" means the Assistance Agreement, dated as of the date hereof, by and between the Company and Seller.

      "Assumed Obligations" has the meaning set forth in
Section 3.1.

      "BIN" means the Visa(R) Bank Identification Number.

      "Cardholder" means a holder of a Credit Card.

      "Cardholder Agreements" means the agreements between the Cardholders or obligors with respect to a Credit Card and the Seller, including, without limitation, any agreements relating to credit enhancements provided in connection with such Credit Card, as the same has been amended or otherwise modified and in effect from time to time.

      "Claim" has the meaning set forth in Section 7.3(a).

      "Closing Date" means the date on which the transactions described in this Agreement are consummated, except that for purposes of determining Accounts, it shall mean the opening of business on the day on which the transactions described in this Agreement are consummated.

      "Company" has the meaning set forth in the preamble hereto.

      "Company Indemnitees" has the meaning set forth in
Section 7.1.

      "Company Indemnity Representations" means the representations and warranties of Company contained in Sections 5.4 and 5.5 of this Agreement.

      "Contributed Assets" has the meaning set forth in
Section 2.1.

      "Credit Card" means a MasterCard(R) or Visa(R) card issued by Seller and associated solely with the Transferred Credit Card Business.

      "Designated Agreements" means (i) the Cardholder Agreements and all rights and privileges under the Cardholder Agreements, including, without limitation, all rights to create, enforce and collect Receivables under the Cardholder Agreements, all rights to enforce and collect amounts owing under the Cardholder Agreements and all rights to amend and modify the Cardholder Agreements, (ii) the Additional Agreements and all rights and privileges under the Additional Agreements, (iii) all records and information of Seller necessary for Seller to exercise its rights and privileges under the Cardholder Agreements and the Additional Agreements and (iv) the BIN numbers 401704, 438851, 460710, 468100, 468120, 468121,
468122, 468123, 468124, 468125, 468126, 468127, 468128, 468129, the ICA
numbers 1113-523000 through 1113- 523099.

      "Excluded Assets" has the meaning set forth in Section 2.2.

      "Governmental Authority" means any federal, national, state, municipal, local, territorial or other governmental department, commission, board, bureau, agency, regulatory authority, instrumentality, judicial or administrative body, domestic or foreign, and Visa(R) and MasterCard(R).

      "Harris" has the meaning set forth in the preamble hereto.

      "Harris Purchase Agreements" means (i) the Receivables Purchase and Sale Agreement and (ii) the Overdue Receivables Purchase and Sale
Agreement, each dated as of the date hereof by and between the Seller and Receivables LLC and the Contribution Agreement dated as of the date hereof by and among Bankmont and the Company.

      "ICA" means the MasterCard(R) Interbank Card Account.

      "Indemnified Party" has the meaning set forth in Section 7.3(a).

      "Indemnifying Party" has the meaning set forth in
Section 7.3(a).

      "Licensed Rights" has the meaning set forth in Section 6.7.

      "Losses" has the meaning set forth in Section 7.1.

      "Master Agreement" has the meaning set forth in the recitals hereto.

      "MasterCard(R)" means MasterCard International Incorporated.

      "Membership Interests" has the meaning set forth in the recitals hereto.

      "Non-Transferable Asset" has the meaning set forth in
Section 6.1.

      "Operating Agreement" means the Limited Liability Company Agreement dated as of the date hereof by and among the founding members of the Company, as originally executed and delivered.

      "Qualified Transferee" has the meaning set forth in Section
6.5.

      "Receivables" means any and all amounts payable by the Cardholders (whether billed or unbilled, posted or not) in connection with the Accounts, including, without limitation, all principal, outstanding purchases, cash advances, interest (including accrued but unbilled interest), annual fees, finance and service charges and other charges and fees.

      "Receivables Purchase Agreement" means the Receivables Purchase Agreement, dated as of the date hereof, by and between Seller and Receivables LLC relating to the purchase and sale of Receivables after the date hereof.

      "Retained Liabilities" has the meaning set forth in
Section 3.1.

      "Seller Indemnitees" has the meaning set forth in
Section 7.2.

      "Seller Indemnity Representations" means the representations and warranties of Seller contained in Sections 4.5 (except the first sentence thereof), 4.6, 4.7, 4.8, 4.9 and 4.11 of this Agreement.

      "Seller" has the meaning set forth in the preamble hereto.

      "Subject Losses" has the meaning set forth in Section 7.5.

      "Third Party Claim" has the meaning set forth in Section 7.3(a).

      "Transferred Credit Card Business" means the Credit Card Business of the Seller other than the Bankmont Relationship Credit Card Business and the Bankmont Value-Limited Credit Card Business.

      "Visa(R)" means Visa U.S.A., Inc.

      "Zero Value Accounts" has the meaning set forth in the Harris Purchase Agreements.

                              ARTICLE 2

                       CONTRIBUTION OF ASSETS

      Section 2.1 Contributed Assets. Subject to the terms and conditions set forth in this Agreement, the Seller hereby contributes, assigns, transfers and delivers to the Company, and the Company hereby accepts, assumes, acquires and takes assignment and delivery of, all of the Seller's right, title and interest in, to and under the following assets (other than the Excluded Assets) as of the Closing Date (hereinafter referred to collectively as the "Contributed Assets"):

            (a) All of the credit card accounts associated with the Transferred Credit Card Business, including, without limitation, dormant accounts, in-active accounts, closed accounts, accounts without outstanding balances, accounts classified as "substandard," "doubtful," or "loss" or treated as "other loans especially mentioned" in the most recent report of examination prepared by any Federal or State supervisory agency, accounts in nonaccrual status, accounts on which principal or interest payments are more than 30 days past due, accounts whose terms have been renegotiated or compromised due to the deteriorating financial condition of the Cardholder and accounts which are statused by Seller on the Closing Date as bankrupt, deceased, fraud, lost or stolen or charged off (such status to be determined in a manner consistent with Seller's customary practice consistently applied), and the credit card accounts identified in Schedule 2.1(a), which is attached hereto and/or provided herewith and made a part hereof (which may, in the Seller's sole discretion, be in the form of a computer file or magnetic tape, which contains sufficient information to identify each account and respective Cardholder including name, address, social security number, account number, status codes, account balance and such other information as is mutually agreed upon by Purchaser and Seller, as identification of the respective Cardholders) (the "Accounts");

            (b) All unprocessed applications and preapproved offers outstanding on the Closing Date for Credit Cards other than those which if processed and accepted would result in an account associated with the Bankmont Relationship Credit Card Business;

            (c) All other rights in and to the business relationship between the Seller and the Cardholders in their capacities as such, including the right to offer ongoing Credit Card services to Cardholders, and the right to offer and provide other products and services on a non-exclusive basis to Cardholders;

            (d) The right to direct the Seller to transfer all of its rights under the Designated Agreements to any other party at any time and from time to time (without any further consideration being payable by the Company) provided that (i) the designee is legally capable of performing the obligations of the Seller thereunder,
      (ii) such designee expressly assumes the obligations of the Seller under the Designated Agreements and (iii) such designee expressly acknowledges that its rights thereunder are subject to, and that it is bound by, the Harris Purchase Agreements, the Assignment and the Assumption and the Receivables Purchase Agreement;

            (e) Any and all books and records under the Seller's control relating solely to the Cardholders and the Accounts, including, without limitation, all Account applications, statements, records and correspondence and all customer lists and other information under the Seller's control relating solely to such Cardholders and such Accounts, whether in paper, microfilm, microfiche or magnetic tape form;

            (f) The rights of Seller under the contracts and agreements listed on Schedule 2.1(f) hereof, to the extent the same are assignable without breach of same or Seller has obtained any necessary consents to such assignment or as otherwise may be transferred to Company; and

            (g) The right to assign, license or designate to others any or all of the foregoing.

      Section 2.2 Excluded Assets. Anything contained in the foregoing to the contrary notwithstanding, the Seller is not transferring to the Company and the Company is not acquiring pursuant to this Agreement, and the term "Contributed Assets" shall not in any event include, any of the following (the "Excluded Assets"):

            (a)   Any cash;

            (b) Any fees, charges or other amounts payable by any Cardholders and not arising in connection with the Accounts or the Transferred Credit Card
      Business;

            (c) Any of the Seller's trademarks, service marks or trade names, or any stationery, office supplies, business forms, manuals or similar property bearing the Seller's trademarks, trade names, service marks, logos or similar corporate identification, unless such trademarks, trade names, service marks, logos or similar corporate identification have been redacted therefrom;

            (d) Any assets related solely to Retained Liabilities;

            (e) Any income tax refunds or claims therefor which the Seller may be entitled to receive from any federal, state or local authorities;

            (f) Any assets of the Seller not used solely in the Transferred Credit Card Business (including any assets used in a Permitted Business) or not separable from the Seller's other businesses;

            (g) Any rights to any security deposits or other amounts deposited with any state or other jurisdiction or regulatory authority in connection with the qualification, certification, licensing or permitting of the Seller in connection with the conduct of the Seller's businesses, including, without limitation, the Transferred Credit Card Business;

            (h) Any consideration received by the Seller (or any of its Affiliates) pursuant to this Agreement;

            (i) Any rights of the Seller under this Agreement or any other Related Agreement;

            (j) Any rights of the Seller under the Cardholder Agreements to indemnification or reimbursement and not relating to a liability which the Company has assumed, or any other claims or rights of the Seller under such agreements, in each case relating to the conduct of the Transferred Credit Card Business prior to the Closing Date;

            (k) Any rights or assets transferred and/or assigned by Seller pursuant to the Harris Purchase Agreements, the Assignment and Assumption or the Receivables Purchase Agreement; and

            (l) The Designated Agreements (subject to the Company's right to cause the same to be transferred as herein set forth).

                              ARTICLE 3

                      ASSUMPTION OF OBLIGATIONS

      Section 3.1 Assumption of Obligations. The Company hereby assumes, and agrees to pay, perform, fulfill and discharge, all of the Seller's obligations with respect to the Contributed Assets from and after the Closing Date, including, without limitation, the following obligations of the Seller (collectively, the "Assumed Obligations"):

            (a) All of the Seller's obligations under or in connection with the Credit Cards and the Accounts (including, without limitation, any related credit enhancements transferred to the Company or its designee and the contracts assigned to Company or its designee hereby and listed on Schedules 2.1(h) hereto) arising from and after the Closing Date; and

            (b) All fees, normal operating assessments and other charges of Visa(R) and MasterCard(R) relating solely to the Transferred Credit Card Business and relating to the period after the Closing Date, except for those charges (i) arising from the Seller's violation of any by-laws, rules or operating regulations of MasterCard(R) and/or Visa(R) or other directive from or agreement with MasterCard(R) and/or Visa(R) which are binding upon the Seller, or (ii) relating to any special assessments with respect to periods up to and including the Closing Date.

All obligations and liabilities of Seller not assumed by the Company pursuant to this Section 3.1 or assumed by separate written agreement signed by the Company (the "Retained Liabilities") are retained by Seller and the Company shall not be liable therefor.

      Section 3.2 Consideration. In consideration of the transfer of the Contributed Assets by the Seller to the Company hereunder, the Company agrees on the Closing Date to assume the Assumed Obligations and to transfer to the Seller or to a Permitted Transferee thereof designated by the Seller, the Membership Interests. The Seller's tax basis in the Contributed Assets and the value of the Contributed Assets is set forth on Exhibit C hereto.

      Section 3.3 Adjustments. It is the intent of the parties hereto that the Seller transfer to the Company all Accounts associated with the Transferred Credit Card Business and, accordingly, if it comes to the attention of either party that any Account was improperly included on or excluded from Schedule 2.1(a), the parties shall execute a mutually acceptable agreement appropriately amending Schedule 2.1(a) and shall take such other actions as may be appropriate in order to place the parties in the same position as they would have been in if Schedule 2.1(a) as originally delivered had been modified in accordance with such admendment.


                              ARTICLE 4

            REPRESENTATIONS AND WARRANTIES OF THE SELLER

      The Seller hereby represents and warrants to the Company as follows:

      Section 4.1 Organization. Seller is an Illinois banking corporation duly organized and validly existing under the laws of the State of Illinois.

      Section 4.2 Authority; Enforceability. The Seller has all requisite power and authority (i) to enter into and carry out its obligations under this Agreement, (ii) to hold the Contributed Assets being contributed to the Company by the Seller and (iii) to contribute, assign and transfer the Contributed Assets. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Seller. This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as enforcement thereof may be limited by receivership, conservatorship and supervisory powers of bank regulatory agencies generally, as well as bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors' rights or to general equity principles (regardless of whether such matters are considered in a proceeding in equity or at law) and the availability of equitable remedies.

      Section 4.3 No Conflicts. The execution, delivery and performance by the Seller of this Agreement does not violate (a) the Seller's Charter or By-Laws, (b) any material agreement or instrument to which the Seller is a party or by which the Seller is bound or which affects the Contributed Assets, or (c) any law, rule or regulation applicable to the Seller or which affects the Contributed Assets.

      Section 4.4 Ownership of Assets. Harris is the sole owner of all right, title and interest in, to and under all of the Contributed Assets. The Seller has the right, power and authority to contribute and transfer the Contributed Assets and the Contributed Assets are not subject to any assignment, lien, charge, encumbrance or security interest, except that such assets may be encumbered by the Cardholder Agreements and to other rights of Cardholders and other obligors pursuant to 12 C.F.R. ss.226.12(c) and ss.226.13. The Seller hereby contributes the Contributed Assets free and clear of all assignments, liens, charges, encumbrances and other security interests and of all claims or rights of third parties except as such assets may be encumbered by the Cardholder Agreements and to other rights of Cardholders and other obligors pursuant to 12 C.F.R. ss.226.12(c) and ss.226.13

      Section 4.5 Cardholder and Related Agreements. Seller has heretofore delivered (or afforded the Company the opportunity to inspect) representative forms of the Cardholder Agreements (but not all variances of such Cardholder Agreements setting forth different rates or other economic terms) and representative copies of the forms of written applications for Credit Cards currently in use and copies of all contracts listed on Schedule 2.1(h) hereof. The Cardholder Agreements are legally binding agreements, enforceable in all material respects against the Seller and, to the best of Seller's knowledge, against the Cardholders or other obligors party thereto in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors' rights or to general equity principles (regardless of whether such matters are considered in a proceeding in equity or at law) and the availability of equitable remedies. The Seller is in compliance with the Cardholder Agreements except where the failure to so comply would not have a material adverse effect on the Contributed Assets. The Cardholder Agreements and contract obligations are in full force and effect, the Seller is not in default in any material respect thereunder and to the best of Seller's knowledge no other party thereto is in default thereunder.

      Section 4.6 Litigation. Except for the litigation described on
Schedule 4.6, which is attached hereto and made a part hereof, there are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened against or affecting of the Seller which would reasonably be expected to cause any material adverse effect on the Contributed Assets. There is no action, suit or proceeding pending against the Seller which would prevent the Seller from consummating the sale of the Contributed Assets to the Company hereunder.

      Section 4.7 Compliance with Applicable Law. The Seller has complied in all material respects with applicable federal and state laws, rules and regulations, and judicial, administrative and arbitrator's orders relating thereto, which are applicable to the Transferred Credit Card Business and the Contributed Assets, including, without limitation, the federal Truth-in-Lending Act, Equal Credit Opportunity Act, Fair Credit Reporting Act, Fair Debt Collection Practices Act and Regulations B and Z promulgated by the Board of Governors of the Federal Reserve System.

      Section 4.8 Licenses to Carry on Credit Card Business. The Seller is licensed to participate in the programs offered by Visa(R) and by MasterCard(R) to the full extent necessary to satisfy the terms of this Agreement and the Cardholder Agreements.

      Section 4.9 Account Records. The Account records are accurate and complete in all material respects, in each case, as of the date when each such record was made.

      Section 4.10 Brokers. Neither the Seller nor any of its Affiliates have agreed to pay any fee or commission to any agent, broker, finder or other person for or on account of services rendered as a broker or finder in connection with this Agreement or the contribution of the Contributed Assets hereunder.

      Section 4.11 Permits, Etc. The Seller has obtained or as of the Closing Date will have obtained all licenses, permits and approvals of all Governmental Authorities necessary for such Seller to contribute to the Company the Contributed Assets to be contributed by the Seller to the Company and to consummate the other transactions contemplated hereby. The Seller has received no notice from any Governmental Authority indicating that it would oppose or not grant or issue its consent or approval, if required, with respect to the contribution of the Contributed Assets hereunder or any of the other transactions contemplated hereby.

      The Seller makes no other representations or warranties, expressed or implied with respect to the subject matter hereof, other than as specifically set forth in this Article 4.


                              ARTICLE 5

            REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company hereby represents and warrants to the Seller as follows:

      Section 5.1 Organization. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

      Section 5.2 Authority; Enforceability. The Company has the requisite power and authority (i) to enter into and carry out its obligations under this Agreement, (ii) to receive and hold the Contributed Assets and (iii) to assume the Assumed Obligations. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by receivership, bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors' rights or to general equity principles (regardless of whether such matters are considered in a proceeding in equity or at law) and the availability of equitable remedies.

      Section 5.3 No Conflicts. The execution, delivery and performance of this Agreement by the Company does not violate (a) the Certificate of Formation or the Operating Agreement, (b) any material agreement or instrument to which the Company is a party or by which the Company is bound, or (c) any law, rule or regulation applicable to the Company.

      Section 5.4 Permits, Etc. The Company has obtained all licenses, permits and approvals of all Governmental Authorities necessary for the Company to operate the businesses contemplated to be operated by it pursuant to the Operating Agreement and to consummate the transactions contemplated hereby.

      Section 5.5 Litigation. There is no action, suit or proceeding pending or, to the knowledge of the Company, threatened against the Company which challenges the validity, propriety or enforceability of, or seeks to enjoin the performance of, the transactions contemplated by this Agreement.

      Section 5.6 Finder or Brokers. Neither the Company nor any
Affiliate of the Company has agreed to pay any fee or commission to any agent, broker, finder or other person for or on account of services rendered as a broker or finder in connection with this Agreement or the transactions contemplated hereby.

      Section 5.7 Membership Interests. The Membership Interests are duly authorized and when issued pursuant to the terms hereof will be fully paid and nonassessable, and upon issuance to the Seller or its designees will be owned by the Seller or its designees free and clear of any claims, liens, encumbrances or security interests, other than the restrictions contained in the Operating Agreement.

                              ARTICLE 6

                    CERTAIN TRANSITIONAL MATTERS

      Section 6.1 Transfers Requiring Consent. To the extent that any asset is not transferable or assignable without the consent of any third party or the transfer or assignment of which would result in a violation of any law or order (a "Non-Transferable Asset"), this Agreement shall not constitute an assignment or an attempted assignment thereof. Seller shall use its reasonable efforts to obtain the required consent of any such third party to the transfer or assignment of any such Non-Transferable Asset to the Company. If any such consent shall not be obtained, Seller shall cooperate with the Company in any reasonable arrangement (including reimbursement of monies paid by the Company on account of any such arrangement) designed to provide the Company with the benefits intended to be assigned to it under the relevant Non-Transferable Asset.

      Section 6.2 Business Records. The Company acknowledges that certain business records of the Seller relating to the Seller's Transferred Credit Card Business prior to the Closing Date will be conveyed to the Company as part of the Contributed Assets, and that the Seller may from time to time require access to such records, and the Company agrees that upon reasonable prior notice from the Seller, it will, during normal business hours, either provide the Seller with access to or, at the Company's option, copies of such records for such purposes. The Seller agrees to hold any confidential information so provided in confidence. The Company agrees that it will not destroy any such business records during the three (3) year period after the date hereof, and it will not within the two (2) year period after such date destroy any business records prepared prior to the date hereof without first notifying the Seller and affording it the opportunity to remove or copy them.

      Section 6.3 Further Assistance. On and after the Closing Date Seller shall (i) execute, acknowledge and deliver all such acknowledgments and other instruments and take such further action as may be necessary and appropriate to effectively vest in the Company the full legal and equitable title to the Contributed Assets, and (ii) assist the Company in the orderly transition of the Contributed Assets to the Company, and (iii) deliver such other information as the Company may reasonably request. In the event Seller shall receive any payments on the Contributed Assets attributable to the period after the Closing Date, the Seller shall hold them in trust for the Company, promptly endorse and transfer such payments to the Company and take all actions to vest such monies in Company.

      Section 6.4 Communications with Cardholders. Not later than sixty
(60) days after the initial re-designation of the Designated Agreements in accordance with the terms of Section 6.5 of this Agreement, the Company or its designee shall have notified Cardholders of the transactions contemplated by this Agreement by sending them a joint communication from the applicable Seller and the Company. Such communication shall be at the Company's expense. Such communication shall be in a form consented to by both parties prior to mailing, but neither party shall unreasonably withhold consent. The parties agree that such communication shall include a telephone number so that Cardholders may contact the Company or its designee and will notify Cardholders that they will not be permitted to use drafts (including, without limitation cash advance checks and balance transfer forms or checks) previously sent them by the Seller. The Seller will honor such drafts for such period of time specified by the Company, which shall not be more than one hundred eighty
(180) days after such re-designation and the Company shall promptly reimburse the Seller for each such draft honored by it.

      Section 6.5 The Designated Agreements. The Seller and the Company acknowledge that all Receivables and net Interchange fees related thereto generated by the Seller under the Designated Agreements are to be sold by the Seller to Receivables LLC, a wholly owned subsidiary of the Company, pursuant to the Harris Purchase Agreements, the Assignment and Assumption and the Receivables Purchase Agreement. The Seller further acknowledges that its retention of the Designated Agreements is subject to the right of the Company to direct the Seller and each and every subsequent transferee thereof to transfer the Designated Agreements to whomsoever the Company may elect provided that such transferee is legally capable of performing the obligations of the Seller and each and every transferee thereof under the Designated Agreements, expressly assumes the obligations of the Seller and each and every transferee thereof under the Designated Agreements and expressly acknowledges that it is taking its rights subject to and will be bound by the terms of the Harris Purchase Agreements, the Assignment and Assumption and the Receivables Purchase Agreement (to the extent such agreements are then in effect) (each being a "Qualified Transferee"). Upon the election of the Company to terminate the Seller's obligations under the Assistance Agreement, the Company shall direct the Seller to, and upon such direction the Seller shall, transfer (without payment of any further consideration) the Designated Agreements to such Qualified Transferee. The Seller agrees to execute such instruments of assignment and transfer as may be reasonably required by the Company in order to effectuate the transfer of the Designated Agreements to a Qualified Transferee. It is expressly acknowledged and agreed that the right of the Company to direct the Designated Agreements to be transferred is subject only to the conditions explicitly herein stated, and is otherwise absolute and unconditional and that the grant of such right to the Company is a material inducement to the Company in entering into this Agreement.

      Section 6.6 Use of BIN and ICA Numbers. To the extent that the Seller has accounts which are not part of the Transferred Credit Card Business which utilize the BIN and ICA numbers from and after the initial re-designation of the Designated Agreements pursuant to Section 6.5 hereof, the Company shall allow the Seller to continue to use such BIN and ICA numbers until the Seller converts such accounts to different BIN and ICA numbers. The Seller shall retain all right, title and interest in such accounts and amounts arising therefrom and the Seller shall be responsible for all chargebacks with respect thereto. The Company and the Seller will cooperate to develop a mutually agreeable process to service and reimburse each other with respect to these accounts.

      Section 6.7 Trademark License. On and subject to the conditions and limitations set forth below, Seller hereby grants the Company the nonexclusive right and license to use Seller's trademarks, service marks, trade names and logos associated with the Transferred Credit Card Business, as well as stocks of stationery, office supplies, and business forms currently on hand and bearing any of the foregoing (collectively, the "Licensed Rights") solely and only for the purpose of operating the Transferred Credit Card Business, such license to expire one (1) year from the date of the initial re- designation of the Designated Agreements pursuant to Section 6.5 hereof, and to be terminable at the option of the Seller by notice to the Company in the event of any breach by the Company of the terms hereof. It is expressly understood and agreed that the Company is not purchasing or acquiring any right, title or interest in the Licensed Rights and that if any rights therein accrue to the Company by operation of law, such rights shall automatically and without any action on the part of the Company revert to the Seller. The foregoing license is granted to the Company solely for the purpose of assisting in transitioning the Transferred Credit Card Business to Company or its designee, and the Company agrees to cease using each element of the Licensed Rights as promptly as is reasonably practical (but in any event within one (1) year from the date hereof) and solely for the purposes hereinabove set forth. Any use of the Licensed Rights by the Company shall be conducted in accordance with any applicable policies and procedures of the Seller and in a professional manner consistent with the Seller's image and own use of the Licensed Rights. The authorizations contained herein shall not be assignable (nor is the Company permitted to authorize any other party to use the Licensed Rights).

                                ARTICLE 7

                             INDEMNIFICATION

      Section 7.1 Indemnity by the Seller. The Seller agrees to indemnify and hold the Company and its affiliates, employees, officers, directors, controlling persons, successors and assigns (the "Company Indemnitees"), harmless from and with respect to any and all claims, liabilities, losses, damages, costs and expenses, including without limitation the reasonable fees and disbursements of counsel and expert witnesses, net of insurance proceeds (collectively, "Losses"), related to or arising directly or indirectly out of (a) any inaccuracies in any representation or warranty made by the Seller in or pursuant to this Agreement, (but only to the extent that Losses relating to or arising directly or indirectly out of such inaccuracies when taken together with Losses (as that term is defined in the Harris Purchase Agreements) for which the Seller is obligated to indemnify Purchaser Indemnitees or Company Indemnitees (as such terms are defined the Harris Purchase Agreements) pursuant to Sections 5.1(a) or 7.1(a) (as applicable) of each of the Harris Purchase Agreements, without duplication, exceed $100,000 in the aggregate), (b) any failure or breach by the Seller of any covenant, obligation, or undertaking made by the Seller in this Agreement, (c) the operation of the Contributed Assets by the Seller prior to the date hereof, (d) the Retained Liabilities, or
(e) any out-of-balance condition in the Cardholder records existing on the Closing Date, whether or not then known, in each case, except to the extent that such Losses were caused by any such Indemnified Party's gross negligence or willful misconduct.

      Section 7.2 Indemnity by the Company. The Company agrees to indemnify and hold the Seller and its affiliates, employees, officers, directors, controlling persons, successors and assigns (the "Seller Indemnitees") harmless from and with respect to any and all Losses related to or arising directly or indirectly out of (a) any inaccuracies in any representation or warranty made by the Company in or pursuant to this Agreement, but only to the extent that Losses relating to or arising directly or indirectly out of such inaccuracies when taken together with Losses (as that term is defined the Harris Purchase Agreements) for which the Company and/or Receivables LLC are obligated to indemnify the Seller Indemnitees or the Investor Indemnitees (as defined in the applicable Harris Purchase Agreements) pursuant to Sections 5.2(a) or 7.2(a) (as applicable) of each of the Harris Purchase Agreements, without duplication, exceed $100,000 in the aggregate, (b) any failure or breach by the Company of any covenant, obligation or undertaking made by the Company in this Agreement (including without limitation any failure by the Company to pay or perform any of the Assumed Obligations), or (c)the operation of the Contributed Assets by the Company after the Closing Date, in each case except to the extent that such Losses were caused by any such Indemnified Party's gross negligence or willful misconduct.

      Section 7.3 Claims. (a) Any party seeking indemnification hereunder (the "Indemnified Party") shall promptly notify the party hereto obligated to provide indemnification hereunder (the "Indemnifying Party") of any action, suit, proceeding, demand or breach (a "Claim") with respect to which the Indemnified Party claims indemnification hereunder, provided that failure of the Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations under this Article 7 except to the extent, if at all, that such Indemnifying Party shall have been prejudiced thereby. If such Claim relates to any action, suit, proceeding or demand instituted against the Indemnified Party by a third party (a "Third Party Claim"), then upon receipt of such notice from the Indemnified Party the Indemnifying Party shall be entitled to participate in the defense of such Third Party Claim, and if and only if each of the following conditions is satisfied, the Indemnifying Party may assume the defense of such Third Party Claim, and in the case of such an assumption the Indemnifying Party shall have the authority to negotiate, compromise and settle such Third Party Claim:

            (i) the Indemnifying Party confirms in writing that it is obligated hereunder to indemnify the Indemnified Party with respect to such Third Party Claim; and

            (ii) there is no conflict of interest which would make separate representation by the Indemnified Party's own counsel advisable.

The Indemnified Party shall retain the right to employ its own counsel and to participate in the defense of any Third Party Claim, the defense of which has been assumed by the Indemnifying Party pursuant hereto, but the Indemnified Party shall bear and shall be solely responsible for its own costs and expenses in connection with such participation. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, settle or compromise any claim or consent to the entry of any judgment that does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified Party a release from all liability in respect of such claim.

      (b) In the event of any Claim under Section7.1 or 7.2, the Indemnified Party shall advise the Indemnifying Party in writing of the amount and circumstances surrounding such Claim.

      Section 7.4 Time Limits. No claim for indemnification under this
Article 7 may be asserted for the first time for any breach of any representation or warranty after June 30, 1999.

      Section 7.5 Exclusive Remedy; Damage Limitations. The Seller and the Company acknowledge and agree that, except for the right to seek specific performance of covenants and other agreements, the indemnification rights and remedies available to each party under this
Article 7 shall be the sole and exclusive rights and remedies of the Company and the Seller with respect to any Losses arising out of or relating in any way to (a) any breach of this Agreement, (b)<0- 32>the acquisition of the Contributed Assets and the assumption of the Assumed Obligations by the Company, or (c)the consummation of the transactions contemplated hereby (collectively, the "Subject Losses"), including without limitation any claims, rights or remedies for negligent misrepresentation but excluding specifically, any claims, rights or remedies for fraud. Without limiting the generality of the foregoing, except for remedies for fraud and as specifically authorized by this
Article 7, the Company and the Seller hereby waive, release and disclaim any claims, rights or remedies arising in tort, by statute, or otherwise, with respect to the Subject Losses. As provided in Section 8.6, in no event shall the Company or the Seller be entitled to recover from the other party hereto for incidental, special, consequential, exemplary or punitive damages, and for all purposes of this Agreement, the term "Losses" shall be deemed not to include any such damages. The Seller's maximum aggregate liability, and the right of recovery of the Company Indemnitees against the Seller under this Article 7 for Losses, arising as a result of breaches of the Seller Indemnity Representations contained herein shall, in all events other than fraud by Seller, be limited in the aggregate to $5,900,000 less all amounts paid by Seller under the Harris Purchase Agreements as a result of breaches by Seller of the Seller Indemnity Representations (as that term is defined in the Harris Purchase Agreements). The Company's maximum aggregate liability, and the right of recovery of the Seller Indemnitees against the Company under this Article 7 for Losses, arising as a result of breaches of the Company Indemnity Representations contained herein shall, in all events other than fraud by the Company, be limited in the aggregate to $5,900,000 less all amounts paid by the Company and/or Receivables LLC under the Harris Purchase Agreements as a result of breaches of the Purchaser Indemnity Representations and/or Company Indemnity Representatives (as such terms are defined in the Harris Purchase Agreements).

                              ARTICLE 8

                               GENERAL

      Section 8.1 Investment Representations. On the Closing Date, the Seller shall cause the recipient or recipients of the Membership Interests (a) to make to the Company each of the representations set forth as Exhibit A hereto and (b) to execute and deliver to the Company a completed Confidential Purchaser Questionnaire, the form of which is attached hereto as Exhibit B.

      Section 8.2 Notices. All notices, demands and other communications hereunder shall be in writing or by written telecommunication, and shall be deemed to have been duly given if delivered personally or if mailed by certified mail, return receipt requested, postage prepaid or if sent by overnight courier or sent by written facsimile (answerback confirmed), as follows:

      If to the Seller:                   Harris Trust and Savings Bank
                                          111 West Monroe Street
                                          Chicago, Illinois  60603
                                          Attention:  Mr. Paul V. Reagan
                                                      Senior Vice President
                                                      and U.S. General
                                                      Counsel.

      with a copy sent
        contemporaneously to:             Chapman and Cutler
                                          111 West Monroe Street
                                          Chicago, Illinois 60603
                                          Attention: Marc P. Franson, Esq.

      If to the Company:                  Partners First Holdings, LLC
                                          900 Elkridge Landing Road
                                          Suite 300
                                          Linthicum, MD  21090
                                          Attention:  John R. Soderlund

      with a copy sent
        contemporaneously to:             Partners First Holdings, LLC
                                          900 Elkridge Landing Road
                                          Suite 300
                                          Linthicum, MD  21090
                                          Attention:  Terence F. Browne, Esq.

Any such communication shall be deemed to have been received (i) when delivered, if personally delivered, or sent by nationally-recognized overnight courier or sent via facsimile (answerback confirmed) or (ii) on the third Business Day following the date on which the piece of mail containing such communications is posted, if sent by certified mail.

      Section 8.3 Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) contains the entire understanding of the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement shall not be amended except by a written instrument hereafter signed by all of the parties hereto. No waiver of any provision of this Agreement shall be effective unless evidenced by a written instrument signed by the waiving party. Each of the parties hereto further acknowledges and agrees that, in entering into this Agreement, it has not in any way relied upon any oral or written agreements, statements, promises, information, arrangements, understandings, representations or warranties, express or implied, not specifically set forth in this Agreement.

      Section 8.4 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without regard to its conflict of laws rules.

      Section 8.5 Consent to Jurisdiction. Each of the parties hereto agrees that any suit, action or proceeding instituted against such party under or in connection with this Agreement may be brought in a court of competent jurisdiction in the State of Delaware. By execution hereof, each party hereto irrevocably waives any objection to, and any right of immunity on the grounds of, improper venue, the convenience of the forum, the personal jurisdiction of such courts or the execution of judgments resulting therefrom. Each party hereto hereby irrevocably accepts and submits to the jurisdiction of such courts in any such action, suit or proceeding.

      Section 8.6 Waiver of Certain Damages. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law any rights that it may have to punitive, incidental, special, exemplary or consequential damages in respect of any litigation based upon, or arising out of, this Agreement or any course of conduct, course of dealing, statements or actions of any of the parties hereto relating thereto.

      Section 8.7 Sections and Sub-Section Headings. The headings of sections and subsections are for reference only and shall not limit or control the meaning thereof.

      Section 8.8 Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor the obligations of any party hereunder shall be assignable or transferable by such party without the prior written consent of the other party hereto.

      Section 8.9 No Implied Rights or Remedies. Except as otherwise expressly provided herein, nothing herein expressed or implied is intended or shall be construed to confer upon or to give any Person, except the parties hereto, any rights or remedies under or by reason of this Agreement.

      Section 8.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      Section 8.11 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto.

      Section 8.12 Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

      Section 8.13 Survival. The representations, warranties and covenants of the parties hereto shall survive indefinitely, unless otherwise specified therein.

      Section 8.14 WAIVER OF RIGHT TO JURY TRIAL. EACH OF THE PARTIES HERETO WAIVES ITS RIGHTS TO A TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF, THIS AGREEMENT, OR THE VALIDITY, INTERPRETATION OR ENFORCEMENT HEREOF OR THEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

      Section 8.15 Disputes. In the event of any dispute or disagreement between the parties after the Closing Date, either with respect to the interpretation of any provision of this Agreement or with respect to the performance or nonperformance by any party hereto, upon the written request of any party, corporate executives of Seller and the Company shall attempt to resolve any such dispute.

      Section 8.16 Remedies. Each party hereto will be entitled to enforce its rights under this Agreement specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that either party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement. In the event of any dispute involving the terms of this Agreement, the prevailing party shall be entitled to collect reasonable fees and expenses incurred by the prevailing party in connection with such dispute from the other parties to such dispute.


      IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused this Contribution Agreement to be duly executed and delivered as a sealed instrument as of the date and year first above written.

                                    HARRIS TRUST AND SAVINGS BANK


                                    By  /s/ Kathleen M. Deane
                                       ___________________________________
                                        Name:  Kathleen M. Deane
                                        Title: Vice President


                                    PARTNERS FIRST HOLDINGS, LLC


                                    By  /s/ John R. Soderlund
                                        ___________________________________
                                        Name: John R. Soderlund
                                        Title: President and Chief Executive
                                               Officer



                             SCHEDULE 2.1(A)

                                 ACCOUNTS


                    To be supplied by Harris by tape.



                             SCHEDULE 2.1(F)
                      TO THE CONTRIBUTION AGREEMENT
                                  AMONG
      HARRIS TRUST AND SAVINGS BANK AND PARTNERS FIRST HOLDINGS, LLC

                       CONTRACTS TO BE TRANSFERRED
                     TO PARTNERS FIRST HOLDINGS, LLC



                                           DATE OF
                   VENDOR                 AGREEMENT         PURPOSE
                   ------                 ---------         -------
o    Babylon Financial Network, Inc.1      3-21-96    Affinity Program
o    Chicago State University              5-6-94     Affinity Program
o    LaLeche League International          5-31-88    Affinity Program
o    Modern Woodmen of America             5-11-88    Affinity Program
o    Sigma Chi                             6-1-88     Affinity Program
o    AVIS                                  3-1-97     Car Rental
o    CUC International                     10-9-96    PrivacyGuard Service
o    Donald F. Smith & Associates         12-12-83    Customer solicitation
                                           4-30-84    (insurance) - Regular and
                                           1-1-91     Gold
                                           2-19-91    card contracts
o    Health Benefit Services, Inc.         3-1-96     Cardholder solicitation
     (Plan Plus
     Service Agreement)
o    J.C. Penney Life Insurance Company    8-1-94     Customer solicitation
                                                      (credit
                                                      life insurance)
o    May & Speh                            12-1-92    Data Services for PMA
                                                      Credit
                                                      Card Information System
o    Response Data Corporation             Undated    Overflow Processing

--------
  1     Oral consent received
        to assign contract


o    Signature Group (Signature Life       5-21-96    Cardholder solicitation,
     Insurance Company of America,                    manage the "marketing
     Montgomery Ward Life Insurance                   matrix"
     Company, Forum Insurance Company,
     Montgomery Ward Enterprises, Inc.,
     Signature Agency, Inc.,
     Signaturecard, Inc., Montgomery
     Ward Auto Club, Inc. and Credit
     Card Sentinel)

o    US Life                               11-1-95    Underwriting credit card
                                                      insurance plan (life,
                                                      disability,
                                                      unemployment)

o    Albany Bank & Trust Company, NA2      11-8-95    Agent Bank

o    Ashland State Bank (now Austin        8-11-95    Agent Bank
     State Bank)

o    Aurora National Bank d/b/a            2-14-97    Agent Bank
     Citywide Bank Aurora National

o    Aurora National Bank South d/b/a      2-14-97    Agent Bank
     Citywide Bank Aurora National
     South

o    Bank of Amador2/                      8-18-94    Agent Bank

o    Bank of East Asia                     7-18-97    Agent Bank

o    Bank of Southern California2/        12-31-93    Agent Bank
     (now First National Bank)

o    Bank of Waukegan2/                   10-24-95    Agent Bank

o    Batavia Savings Bank                 10-26-95    Agent Bank
     (now Pinnacle Bank)

o    Capitol Bank of Westmont             10-30-95    Agent Bank
     (now Banco Popular)

o    Citizens Bank                         1-1-96     Agent Bank

----------------
    2     Letter of credit provided by agent bank.

o    Citywide Bank of Denver               2-14-97    Agent Bank

o    Commerce Bank of Aurora               4-8-96     Agent Bank

o    First Bank of Missouri3/             10-24-95    Agent Bank

o    First Business Bank of Kansas City    2-14-95    Agent Bank
     NA2/

o    First Capitol Bank3/                  8-16-96    Agent Bank
                       -
o    First Commercial Bank                 3-22-96    Agent Bank

o    First Community Bank                 10-30-95    Agent Bank

o    1st Constitution Bank3                9-12-94    Agent Bank

o    First Continental Bank3/              6-10-96    Agent Bank

o    First National Bank of Camdenton3/    2-1-95     Agent Bank

o    First National Bank of Castle Rock    11-7-96    Agent Bank

o    Harbor Bank3/                         5-10-96    Agent Bank


o    Heritage Bank of Central Illinois     2-21-97    Agent Bank

o    Heritage Community Bank              10-24-95    Agent Bank

o    Iowa State Bank                       6-14-95    Agent Bank

o    Jamestown Savings Bank                1-3-97     Agent Bank

o    McHenry Savings Bank3/               10-24-95    Agent Bank

o    Midtown Bank                          4-1-95     Agent Bank

o    Missouri Bank & Trust Co.             5-24-95    Agent Bank
         of Kansas City3/

o    Pinnacle Bank Silvis                 10-24-95    Agent Bank

o    Rancho Santa Fe National Bank3/       1-1-96     Agent Bank

--------
           3     Letter of Credit provided by agent
                 bank.

o    Randolph County Bank3/               10-24-95    Agent Bank

o    San Diego National Bank3/            10-27-95    Agent Bank

o    Savanna State Bank                    7-14-94    Agent Bank

o    Scripps Bank4                         8-10-95    Agent Bank

o    Southern California Bank              8-10-96    Agent Bank

o    SunWest Bank                          8-23-96    Agent Bank

o    Uptown National Bank of Chicago4/    10-18-95    Agent Bank


--------
           4     Letter of Credit provided by agent bank.




                               SCHEDULE 4.6
                                  TO THE
                          CONTRIBUTION AGREEMENT
                                  AMONG
                      HARRIS TRUST AND SAVINGS BANK
                                   AND
                       PARTNERS FIRST HOLDINGS, LLC

                                LITIGATION




                               -NONE-




                              EXHIBIT A

                 FORM OF INVESTMENT REPRESENTATIONS

      The undersigned, __________________ (the "Recipient") is a recipient of "Membership Interests" pursuant to that certain Contribution Agreement (the "Contribution Agreement") dated as of January 29, 1998 between Partners First Holdings,, LLC, a Delaware limited liability company ("Company") and Harris Trust and Savings Bank, an Illinois banking corporation. The Recipient hereby makes the following investment representations:

            (a)(i)The Membership Interests will be acquired by the Recipient for investment only, for the Recipient's own account and not as a nominee or agent and not with a view to the sale or distribution of any part thereof in violation of applicable federal or state securities laws; and (ii) the Recipient has no current intention of selling, granting any participation in or otherwise distributing the Membership Interests in violation of applicable federal or state securities laws. The Recipient has no contract, undertaking, agreement or arrangement with any person to sell, transfer or grant any participation to such person, or to any third party, with respect to any of the Membership Interests in violation of applicable federal or state securities laws.

            (b) The Recipient understands that the Membership Interests have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), on the basis that the exchange provided for in the Contribution Agreement and the issuance of securities thereunder is exempt from registration under the Securities Act and that Company's reliance on such exemption is predicated on the representations and warranties of the Recipient set forth herein.

            (c) The Recipient either (i) is an "accredited investor" as defined in Rule 501 promulgated under the Securities Act and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Recipient's investment in Company, or (ii) has a "purchaser representative" as defined in Rule 501.

            (d) The Recipient will not sell, transfer or otherwise dispose of the Membership Interests or any portion thereof without registration under the Securities Act and applicable state securities laws, or an exemption therefrom. The Recipient understands that, in the absence of an effective registration statement covering the Membership Interests or an available exemption from registration under the Securities Act and applicable state securities laws, the Membership Interests must be held by the Recipient indefinitely. In particular, the Recipient acknowledges that (i) the Recipient is aware that the Membership Interests may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of such rule are met, and (ii) among the current conditions for use of Rule 144 by certain holders is the availability to the public of current information about
      Company, which information may not be available.

            (e) The Recipient (i) is capable of bearing the economic risk of holding the unregistered Membership Interests for an indefinite period of time and has adequate means for providing for the Recipient's current needs and contingencies, (ii) can afford to suffer a complete loss of this investment and (iii) understands all risk factors related to the purchase of the Membership Interests.

            (f) The Recipient understands that (i) the purchase of the Membership Interests involves a high degree of risk, (ii) there is no established market for the Membership Interests and
      (iii) it is not likely that any public market for the Membership Interests will develop in the near future.

            (g) Neither the Recipient nor anyone acting on the Recipient's behalf has paid any commission or other remuneration to any person in connection with the purchase of the Membership Interests.

            (h) The Recipient (if not an individual person) was not organized for the purpose of making an investment in Company.

Signed on this 29th day of January, 1998.


                                RECIPIENT



                                Signature:_________________________________


                                Name Printed:______________________________






                              EXHIBIT B

            FORM OF CONFIDENTIAL PURCHASER QUESTIONNAIRE


      This Confidential Purchaser Questionnaire is to be completed by all investors in connection with the proposed issuance of certain securities (the "Securities") of Partners First Holdings, LLC, a Delaware limited liability company (the "Company"). The purpose of this questionnaire is to ascertain whether investors satisfy the investor requirements of Regulation D promulgated under the Securities Act of 1933 (the "Act") and whether investors satisfy the investor requirements of applicable state securities laws. This questionnaire does not constitute an offer by the Company or by any member, director or officer of the Company to sell the Securities, but is merely a request for information.

IF THE ANSWER TO ANY QUESTION IS "NONE" OR "NOT APPLICABLE", PLEASE
SO STATE

1.       Please provide the following information:

     Name:______________________________________________

     Social Security or
     Federal ID Number:___________________________________

     Residence Address
     (individuals only):____________________________________
                        ____________________________________

     Main Business
     Address:____________________________________________
             ____________________________________________

2. Please check all applicable boxes:

     o The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     o The undersigned is a national banking association, an organization described in Section 501 (c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

     o The undersigned is a director or executive officer of the Company.

     o The undersigned is an individual with a net worth (either individually or jointly with his or her spouse) in excess of $1,000,000 (For the purpose of determining net worth, the undersigned's principal residence is valued at cost, including the cost of improvements, net of current encumbrances upon the property.)

     o The undersigned is an individual who had an income in excess of $200,000 in each of 1996 and 1997, or had a joint income with his or her spouse in excess of $300,000 in each of 1996 and 1997, and has a reasonable expectation of reaching the same income level in 1998. (Income, for the purpose of this response, is computed by adding the following items to adjusted gross income for Federal income tax purposes: any deductions for long term capital gain or depletion, any exclusion for interest earned on tax-exempt bonds, and any losses allocated from a limited partnership.)

     o The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the General Rules and Regulations promulgated under the Act.

     o The undersigned is an entity in which all of the equity owners are accredited investors.

     o  The undersigned is none of the above.

IF YOUR RESPONSE TO QUESTION 2 ABOVE WAS "NONE OF THE ABOVE", PLEASE RESPOND TO THE REMAINDER OF THE INQUIRIES IN THIS QUESTIONNAIRE.
OTHERWISE, PLEASE SKIP QUESTION 3, AND SIGN AND DATE THE LAST PAGE OF THIS QUESTIONNAIRE.

3. Investor knowledge and experience.

      a. Do you have sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks associated with investing in the Company?

                        Yes ____          No ____

      b. If the answer to question 3(a) is no, please name the investment adviser, if any, with whom you have reviewed the merits and risks of the Securities.


IF AN INVESTMENT ADVISER IS NAMED BELOW, SUCH INVESTMENT ADVISER MUST ACT AS YOUR PURCHASER REPRESENTATIVE (AS DEFINED IN REGULATION D OF THE SECURITIES ACT OF 1933, AS AMENDED) AND MUST COMPLETE A PURCHASER
REPRESENTATIVE QUESTIONNAIRE. PURCHASER REPRESENTATIVE QUESTIONNAIRES ARE AVAILABLE FROM THE COMPANY UPON REQUEST.

            Name: __________________________________

            Firm: ___________________________________

            Address: ________________________________
                     ________________________________

            Telephone Number:  _______________________


If the person named above acts as your Purchaser Representative:

      (i)   Do you understand the functions of a Purchaser
Representative?

                        Yes ____          No ____

      (ii) Do you believe your Purchaser Representative has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the
            Company?

                        Yes ____          No ____

      (iii) Have you reviewed the information contained in the completed Purchaser Representative Questionnaire regarding such person?

                        Yes ____          No ____


      c. Do you understand the nature of an investment in the Company and the risks associated with such an investment?

                        Yes ____          No ____


      d. Do you understand that there is no guarantee of any financial return on this investment and that you run the risk of losing your entire investment?


                        Yes ____          No ____


      e. Do you understand that this investment provides limited liquidity since the Securities are not freely transferable?

                        Yes ____          No ____


      f. Do you have adequate means of providing for your current needs and personal contingencies in view of the fact that this investment provides limited liquidity?

                        Yes ____          No ____


      g. Are you purchasing these securities for investment and not with the intent to resell them?

                        Yes ____          No ____

      h. You have the right and are encouraged to investigate the Company and review relevant records and documents pertaining to the Company and its business and to ask questions regarding this investment and the operations and methods of doing business of the Company.

            Have you conducted any such investigation, sought such documents or asked questions?

                        Yes ____          No ____
      i.    Have you ever invested in securities?

                        Yes ____          No ____
      j. Have you ever invested in investment partnership, venture capital funds, or other non-marketable or restricted securities?

                        Yes ____          No ____


The undersigned hereby represents that, to the best of its information and belief, the above information supplied in this Confidential Purchaser Questionnaire by the undersigned is true and correct in all respects.




-----------------------                   -------------------------
      Date                                      Signature


                                          -------------------------
                                                 Name Printed





                              EXHIBIT C

                       TAX BASIS AND VALUE OF
                         CONTRIBUTED ASSETS

       As of the Closing Date, the tax basis of the Seller in the Contributed Assets and the value of the Contributed
 Assets are as follows:


1.   Value of Contributed Assets              $28,000,000
2.   Adjusted Tax Basis of Contributed
     Assets as of the Closing Date:
     December 31, 1997 adjusted tax           $22,576,654
     basis
     January amortization                         279,392
                                              -----------
     Adjusted tax basis as of the
      Closing Date                            $22,297,172
                                              ===========






                          TABLE OF CONTENTS

Parties.............................................................1

Recitals............................................................1

ARTICLE 1

     DEFINITIONS....................................................1
            Section 1.1 Certain Defined Terms.......................1
ARTICLE 2

     CONTRIBUTION OF ASSETS.........................................4
            Section 2.1 Contributed Assets..........................4
            Section 2.2 Excluded Assets.............................5
ARTICLE 3
      ASSUMPTION OF OBLIGATIONS.....................................7
            Section 3.1 Assumption of Obligations...................7
            Section 3.2 Consideration...............................7
     Adjustments....................................................7

ARTICLE 4

     REPRESENTATIONS AND WARRANTIES OF THE SELLER...................7
            Section 4.1 Organization................................8
            Section 4.2 Authority; Enforceability...................8
            Section 4.3 No Conflicts................................8
            Section 4.4 Ownership of Assets.........................8
            Section 4.5 Cardholder and Related Agreements...........8
            Section 4.6 Litigation..................................9
            Section 4.7 Compliance with Applicable Law..............9
            Section 4.8 Licenses to Carry on Credit Card Business...9
            Section 4.9 Account Records.............................9
            Section 4.10Brokers.....................................9
            Section 4.11Permits, Etc................................9
ARTICLE 5

     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.................10
            Section 5.1 Organization...............................10
            Section 5.2 Authority; Enforceability..................10
            Section 5.3 No Conflicts...............................10
            Section 5.4 Permits, Etc...............................10
            Section 5.5 Litigation.................................10
            Section 5.6 Finder or Brokers..........................10
            Section 5.7 Membership Interests.......................11

ARTICLE 6

     CERTAIN TRANSITIONAL MATTERS..................................11
            Section 6.1 Transfers Requiring Consent................11
            Section 6.2 Business Records...........................11
            Section 6.3 Further Assistance.........................11
            Section 6.4 Communications with Cardholders............11
            Section 6.5 The Designated Agreements..................12
            Section 6.6 Use of BIN and ICA Numbers.................12
            Section 6.7 Trademark License..........................13

ARTICLE 7

     INDEMNIFICATION...............................................13
            Section 7.1 Indemnity by the Seller....................13
            Section 7.2 Indemnity by the Company...................14
            Section 7.3 Claims.....................................14
            Section 7.4 Time Limits................................15
            Section 7.5 Exclusive Remedy; Damage Limitations.......15

ARTICLE 8

     GENERAL.......................................................15
            Section 8.1  Investment Representations................15
            Section 8.2  Notices...................................16
            Section 8.3  Entire Agreement..........................16
            Section 8.4  Governing Law.............................17
            Section 8.5  Consent to Jurisdiction...................17
            Section 8.6  Waiver of Certain Damages.................17
            Section 8.7  Sections and Sub-Section Headings.........17
            Section 8.8  Assigns...................................17
            Section 8.9  No Implied Rights or Remedies.............17
            Section 8.10 Counterparts..............................17
            Section 8.11 Construction..............................17
            Section 8.12 Severability..............................18
            Section 8.13 Survival..................................18
            Section 8.14 WAIVER OF RIGHT TO JURY TRIAL.............18
            Section 8.15 Disputes..................................18
            Section 8.16 Remedies..................................18

Signature..........................................................19

SCHEDULES

Schedule 2.1(a--  Accounts

Schedule 2.1(f)--  Assigned Contracts

Schedule 4.6  --  Litigation

EXHIBITS

Exhibit A--  Investment Representations

Exhibit B--  Form of Confidential Purchaser Questionnaire

Exhibit C--  Tax Basis and Value of Contributed Assets